SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 24, 2004


                       American Locker Group Incorporated
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                    0-439                16-0338330
  ----------------------------         --------------       -------------
  (State or other jurisdiction         (Commission          (IRS Employer
   of incorporation)                   File Number)         Identification No.)


                   608 Allen Street, Jamestown, New York          14701
               --------------------------------------------   -------------
                 (Address of principal executive offices)       (Zip code)


       Registrant's telephone number, including area code: (716) 664-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant's Certifying Accountant.

On September 24, 2004, the Audit Committee of American Locker Group Incorporated (the "Company") dismissed Ernst & Young LLP ("E&Y") as the Company's independent registered public accounting firm for the year ending December 31, 2004, and appointed Schneider Downs & Co., Inc. as the Company's independent registered public accounting firm.

The reports by E&Y with respect to the Company's financial statements for each of the years ended December 31, 2002 and 2003 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2002 and 2003, and any subsequent interim period through the date of dismissal, January 1, 2004 through September 24, 2004, there were no disagreements between the Company and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports.

During the fiscal years ended December 31, 2002 and 2003, and through the date of this disclosure, E&Y did not advise the Company with respect to any matters described in paragraphs (a)(1)(v)(A) through (D) of Item 304 of Regulation S-K.

During the fiscal years ended December 31, 2002 and 2003, and through the date of this disclosure, the Company did not consult with Schneider Downs & Co., Inc. regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; (iii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided E&Y with a copy of the foregoing disclosure. Attached as an exhibit hereto is a copy of E&Y's letter, dated October 7, 2004, in response to the foregoing disclosure.

Item 9.01.  Financial Statements and Exhibits.

     (c)  Exhibits

          (16) Letter from Ernst & Young LLP to the Securities and Exchange Commission dated October 8, 2004.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           AMERICAN LOCKER GROUP INCORPORATED


                                           By: /s/ Edward F. Ruttenberg
                                               ---------------------------
                                               Edward F. Ruttenberg
                                               Chairman and
                                               Chief Executive Officer

Dated:  October 8, 2004



















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


                                                              Exhibit 16


October 8, 2004

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Gentlemen:

We have read Item 4 of Form 8-K/A dated October 8, 2004 of American Locker Group Incorporated and are in agreement with the statements contained in paragraphs 1, 2, 3, and 5 on page 2 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.



                                 /s/ Ernst & Young LLP





















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